GASNATURAL


                                                Buenos Aires, 22 de mayo de 1996

Senores
Transportadora de Gas del Sur S.A.
Presente

De nuestra consideracion:

                                  Tenemos el agrado de dirigirnos a Uds. con el
objeto de efectuarles una Oferta para el Servicio de Transporte Firme, propuesta que, de aceptarse, se regira por los terminos y condiciones que se detallan a continuacion:

                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME
                                No. TF-37

                                   ARTICULO I
                         SERVICIOS DE TRANSPORTE DE GAS

1. Sujeto al Reglamento y estipulaciones del presente Contrato y las Condiciones Especiales del Transportista para et Transporte Firme (TF), Gas Natural BAN S.A. (en adelante "el Cargador") acuerda entregar, o hacer entregar a Transportadora de Gas del Sur S.A. (en adelante "el Transportista"), Gas para su transporte y el Transportista acuerda recibir, transportar y restituir Gas al Cargador o por cuenta del Cargador a quien este designe, sobre una base de Servicio de Transporte Firme (TF) las capacidades de transporte indicadas en el Apendice B en m3/dia de 9300 Kcal/m3 (la "Capacidad Contratada").-

2. El servicio de transporte prestado por el presente no estara sujeto a reduccion ni interrupcion por parte del Transportista con excepcion de lo previsto en el Articulo 11 de las Condiciones Generales del Reglamento del Transportista aprobado por el Ente National Regulador de Gas y sus futuras modificaciones, el que junto con las Condiciones Especiales del Servicio TF forman parte del presente como Apendice A (en adelante "el Reglamento").-

3. El Cargador tendra la opcion de incrementar la Capacidad Contratada en la fecha y cantidad maxima que a continuacion se detalla:

                          Fecha de la Opcion                Cantidad M axima
                          ------------------                -----------------
                                                     (en m3/dia a 9300 Kcal/m3)
Opcion No. 1              23/05/1996                             400,000
Opcion No. 2              01/07/1996 (2/6/96)                    200,000
Opcion No. 3              15/05/1997 (15/11/96)                  400,000

4. La Opcion No. 1 de incrementar la Capacidad Contratada se entender a ejercida por el Cargador contra la aceptacion de la presente Oferta de Servicio de Transporte Firme por parte del transportista.



                                                                             1
                                                            GAS NATURAL BAN S.A.
                                                          Isabel la Calolica 939
                                                          C.P. 1269 Buenos Aires

                                                             Tel.: 303-1380/1402
                                                             Fax:  303-1410

Si el Cargador decide ejercer la Opcion No. 2, de incrementar la Capacidad Contratada, deber a comunicar tal decision con por lo menos 30 dias de anticipacion a la Fecha de la Opcion No. 2. Si el Cargador no comunica la Transportista su decision de ejercer dicha opcion, la misma quedara sin efecto.-

Si el Cargador decide ejercer la Opcion No. 3, de incrementar la Capacidad Contratada, debera comunicar tal decision con por lo menos 180 dias de anticipacion a la Fecha de la Opcion No. 3. Si el Cargador no comunica la Transportista su decision de ejercer dicha opcion, la misma quedar a sin efecto.-

5. El Cargador tendra derecho a optar por reducir la Capacidad Contratada hasta una cantidad igual o menor alas cantidades maximas que a continuacion se indican, reducciones que se haran efectivas a partir de las fechas que aqui se senalan:

                  Fecha de la Opcion       Cantidad Maxima
                  ------------------       -----------------
                                       (en m3/dia a 9300 Kcal/m3)
Opcion No. 4         31/08/1996                    200,000
Opcion No. 5         15/09/1996                    400,000
Opcion No. 6         15/09/1997                    400,000
Opcion No. 7         01/05/1998                  1,241,250
Opcion No. 8         01/05/2000                  1,241,250

6. El Cargador solo podra hacer uso de la Opcion No. 4 indicada en el apartado precedente, si previamente ha hecho uso de la Opcion No. 2, segun lo previsto en el apartado 3. del presente, y comunica al Transportista su decision de reducir la Capacidad Contratada con por lo menos siete (7) dias de anti cipacion a la fecha prevista en la Opcion No. 4 del apartado 5 .-

Del mismo modo el Cargador solo podra hacer uso de la Opcion No. 5 indicada en el apartado precedente, si previamente ha hecho uso de la Opcion No. 1, segun lo previsto en el apartado 3. del presente, y comunica al Transportista su decision de reducir la Capacidad Contratada con por lo menos siete (7) dias de anticipacion a la fecha prevista en la Opcion No. 5 del apartado 5.-

Asimismo, el Cargador solo podra hacer uso de la Opcion No. 6 indicada en el apartado precedente, si previamente ha hecho uso de la Opcion No. 3, segun lo previsto en el apartado 3. del presente, y comunica al Transportista su decision de reducir la Capacidad Contratada con por lo menos siete (7) dias de anticipacion a la fecha prevista en la Opcion No. 6 del apartado 5 .-

Si el Cargador decide ejercer alguna de las opciones de reduccion de la Capacidad Contratada identificadas como Opcion No. 7 o No. 8 en el apartado 5., debera comunicar tal decision al Transportista con por io menos ciento ochenta (180) dias de anticipacion a cada una de las fechas previstas en dicho apartado, debiendo ademas indicar el volumen de la reduccion pretendida. Si el Cargador no comunicase al Transportista su decision de ejercer cada una de las opciones de reduccion de la Capacidad Contratada en tiempo y forma, no podra hacer uso de esas opciones en el futuro.-

7. El Cargador tendra derecho a optar por reducir a partir del dia 1 de noviembre de 1996 y por un plazo maximo de sesenta (60) dias la Capacidad Contratada hasta una cantidad m axima de 800.000 m3/dia a 9300 Kcal/m3. El Cargador solo podra hacer uso de dicha opcion si comunica al Transportista su decision de reducir la Capacidad Contratada con por lo menos quince (15) dias de anticipacion a la fecha prevista.

8. En caso de que el Cargador ejerza las opciones de incrementar y/o de reducir la Capacidad Contratada, la capacidad asi incrementada o reducida sera la nueva Capacidad Contratada.-

                                  ARTICULO II
                             PUNTO (S) DE RECEPCION

El Cargador entregara o hara entregar el Gas en el (los) Punto (s) de Recepcion designados en el Apendice B, adjunto al presente y que forma parte del mismo mediante la referencia aqui expresada, auna presion suficiente para permitir el ingreso del gas en el sistema de gasoductos del Transportista, tomando en cuenta las presiones variables que pudieren en cada momento existir en tal sistema y en cada Punto de Recepcion. Tal presion del gas entregado o hecho entregar por el Cargador no excedera la(s) presion(es) operativa(s) maxima(s) especificada(s) por el Transportista en el Apendice B, para cada Punto de Recepcion. En el caso de que la(s) presion(es) operativa(s) maxima(s) del sistema de gasoductos del Transportista, en el (los) Punto(s) de Recepcion bajo el presente, fuere(n) incrementada(s) o disminuida(s), la(s) presion(es) maxima(s) permitida(s) del gas entregado o hecho entregar por el Cargador al Transportista en el (los) Punto(s) de Recepcion sera(n) correlativamente incrementada(s) o disminuida(s) previa notificacion escrita del Transportista al Cargador con por lo menos un (1) ano de anticipacion.-

Si el transportista decide variar la presion en algun Punto de Recepcion en mas de un 2% dar a aviso de tal variacion al Cargador o a la persona que el Cargador indique, con por lo menos 8 (ocho) horas de anticipacion.

                                  ARTICULO III
                              PUNTO (S) DE ENTREGA

1. La Cantidad de Entrega sera igual al total de la Cantidad de Gas efectivamente entregada por el Cargador al Transportista en los Puntos de Recepcion con deduccion de las Cantidades queen concepto de Combustible y mermas retenga el Transportista segcn lo establece el Reglamento, en cada periodo facturado.-

2. El Transportista restituir a diariamente al Cargador o a un tercero por cuenta del Cargador una cantidad de Gas igual a la Cantidad de Entrega bajo el presente en el (los) Punto(s) de Entrega y a la(s) presion(es) indicados en el Apendice Cadjunto al presente y que forma parte del mismo mediante la referencia aqui expresada.-

                                  ARTICULO IV
                               PLAZO DEL CONTRATO

Este contrato entrara en vigencia a partir de las 6.00 horas del dia 23 de mayo de 1996 y permanecera en plena vigencia hasta las 6.00 horas del dia 1 de mayo del 2003, y de alli en adelante sera renovado en forma automatica por periodos sucesivos de 1 (un) Ano de Contrato salvo que el Transportista o el Cargador resuelvan rescindirlo, en cuyo caso, deberan notificar a la otra parte, en forma fehaciente, su voluntad rescisoria con por lo menos 90 dias de anticipacion al vencimiento del plazo respectivo.-

                                   ARTICULO V
                              PRECIO Y FACTURACION

1. El Cargador pagara al Transportista en el domicilio del Transportista por el Servicio de Transporte Firme desde los Puntos de Recepcion hasta los Punlos de Entrega una suma de dinero que sera establecida de conforrnidad con las Tarifas del Transportista para el TF, y las disposiciones aplicables del Reglamento vigentes en cada momento.-

El precio del servicio quedara sujeto alas modificaciones que surjan de los Cuadros Tarifarios aprobados por el Ente a partir de la vigencia de los mismos.

2. Las facturas, ademas de la Tarifa por el servicio prestado, emanadas del Transportista incluiran los restantes cargos que, segun las Condiciones Generales y Condiciones Especiales del Reglamento, son a cargo del Cargador.

                                  ARTICULO VI
                    TERMINACION ANTICIPADA E INCUMPLIMIENTOS

La mora en el cumplimiento de obligaciones a su vencimiento sera automatica, y sin necesidad de interpelacion.

Cualquier incumplimiento contractual podra dar lugar, a voluntad de la parte cumplidora, a la terminacion del contrato, observandose al respecto lo establecido en las Condiciones Generales y Condiciones Especiales del Reglamento.

                                  ARTICULO VII
                                     CESION

Salvo norma legal, ninguna de las partes podra ceder el presente Contrato, en todo o en parte, sin el previo y expreso consentimiento de la otra parte, manifestado por escrito, el que no sera irrazonablemente denegado.

                                 ARTICULO VIII
                                   MISCELANEA

1. La interpretacion y ejecucion de este contrato se efectuar an de acuerdo con las leyes presentes y futuras de la Republica Argentina.

2. Este contrato vincular a y regira a las partes del presente y sus respectivos sucesores y cesionarios.

3. Las notificaciones a la otra parte se practicaran por escrito y se tendran por debidamente entregadas en los siguientes domicilios:

(a) Al Transportista en: Don Bosco No. 3672 - 7th (seventh) degree piso - Capital Federal.-

(b) Al Cargador en: Isabel La Catolica No. 939 - 1st (first) piso - Capital Federal.-

Tales domicilios podran ser eventualmente modificados, debiendose notificar debidamente a la otra parte por correo certificado.-

4. Ambas partes aceptan que si el Cargador no utilizase eficientemente la Capacidad Contratada, el Ente Nacional Regulador del Gas de conformidad con las normas reglamentarias podra asignar la parte no utilizada o deficientemente utilizada, quedando en tal caso reducida la Capacidad Contratada a la capacidad asi reducida.-

5. Las partes acuerdan que la entrada en vigencia del presente Contrato reemplazara y hara finalizar automaticamente al Contrato No. TF-25.-

La presente Oferta sera considerada aceptada si esa Transportista acepta nuestra primera solicitud de servicio (art. 23 del Reglamento de Servicio del Transportista) con imputacion a la presente, para la prestacion del Servicio de Transporte Firme No. TF-37, o la presenta al Ente Nacional Regulador del
Gas (ENARGAS), lo que ocurra primero.-

Asimismo, acusamos recibo de la copia de la Resolucion No. 3/93 del ENARGAS que nos remitieran en cumplimiento de lo dispuesto en el Art. 3 de la misma.-

Sin otro particular los saludamos muy atentamente.-

                           Por Gas Natural BAN, S.A.


                          /s/
                          ---------------------------

                                   APENDICE B

              CONTRATO DE SERVICIO DE TRANSPORTE FIRME No. 37
                                     entre
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                       y
                              GAS NATURAL BAN S.A.

1. RUTANEUQUEN-GBA

PRESION MAXIMA:                   Gasoducto Neuba I  = 60,0 Kg/cm2 M.
                                  Gasoducto Neuba II = 68,5 Kg/cm2 M.

PUNTOS DE RECEPCION: Son todos los Puntos de Recepcion dentro de la Zona de Recepcion Neuquen. El Cargador designara cada cierto tiempo y de acuerdo con los procedimientos establecidos al efecto por el Transportista y el Reglamento, los puntos dentro de la Zona de Recepcion Neuquen en que el gas sera puesto a disposicion del Transportista por el Cargador.

CANTIDAD DIARIA: Una cantidad de gas total de 6,375,000 m3 de 9300 Kcal/m3, (mia combustible y mermas) desde las Zona de Recepcion.

2. RUTA NEUQUEN-BAHIA BLANCA

PRIESION MAXIMA:                  Gasoducto Neuba I  = 60,0 Kg/cm2 M.
                                  Gasoducto Neuba II = 68,5 Kg/cm2 M.

PUNTOS DE RECEPCION: Son todos los Puntos de Recepcion dentro de la Zona de Recepcion Neuquen. El Cargador designara cada cierto tiempo y de acuerdo con los procedimientos establecidos al efecto por el Transportista y el Reglamento, los puntos dentro de la Zona de Recepcion Neuquen en que el gas sera puesto a disposicion del Transportista por el Cargador.

CANTIDAD DIARIA: Una cantidad de gas total de 434,202 m3 de 9300 Kcal/m3, (mas combustible y mermas) desde las Zona de Recepcion.

2. RUTA BAHIA BLANCA-GBA

PRESION MAXIMA:                   Complejo Cerri     = 60,0 Kg/cm2 M.
ZONA DE RECEPCION: Bahia Blanca
PUNTOS DE RECEPCION: P.M. No. 916 - Transferencias Zonas BAN.
CANTIDAD DIARIA: Una cantidad de gas total de 425,000 m3 de 9300 Kcal/ m3,(mas combustible y mermas) desde las Zona de Recepcion.

                                   APENDICE C

              CONTRATO DE SERVICIO DE TRANSPORTE FIRME NO. 37
                                     entre
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                       y
                              GAS NATURAL BAN S.A.


SUB - ZONA BAHIA BLANCA

--------------------------------------------------------------------
    Punto de               Nombre del Punto          Presion Minima
 Medicion Numero                                        (Kg/cm2)
--------------------------------------------------------------------
P.M. No. 916        Transferencias Zonas - BAN           30,0
--------------------------------------------------------------------
P.M. No. 308        Complejo Cerri - RTP                 30,0
--------------------------------------------------------------------

CANTIDAD MAXIMA DE ENTREGA DIARIA: Una cantidad de gas que totalice 434,202 m3 de 9300 Kcal/m3.

SUB - ZONA GBA

--------------------------------------------------------------------------------
   Punto de               Nombre del Punto                  Presion Minima
Medicion Numero                                                (Kg/cm2)
--------------------------------------------------------------------------------
P.M. No. 184         Suipacha                                     27,0
P.M. No. 229         Marcos Paz                                   25,0
P.M. No. 230         SACAAN- Panificadora Ituzaingo               22,0
P.M. No. 231         Hospital SOMMER                              24,0
P.M. No. 251         Camara Moreno III                            21,0
P.M. No. 252         Camara Moreno II                             21,0
P.M. No. 236         Viejo Cedro                                  22,0
P.M. No. 237         Camara Del Viso II                           22,0
P.M. No. 260         Las Heras                                    25,0
P.M. No. 254         San Diego                                    21,0
P.M. No. 243         Universidad de Belgrano                      21,0
P.M. No. 240         Planta General Rodriguez                     22,0
P.M. No. 239         Planta General Pacheco                       20,0
P.M. No. 304         Tortuguitas                                  20,0
P.M. No. 323         Planta Peak Shaving                          22,0
--------------------------------------------------------------------------------

CANTIDAD MAXIMA DE ENTREGA DIARIA: Una cantidad de gas que totalice entre todos los Puntos de Entrega 6,800,000 m3 de 9300 Kcal/m3.

                                  TRANSLATION

                                                    Buenos Aires, May 22nd, 1996

Messrs.
Transportadora de Gas del Sur S.A.

Dear Sirs:

This is to inform you that we wish to submit to your consideration an Offer for Firm Transportation Service, which proposal, if accepted, will be governed by the following terms and conditions:

                     FIRM TRANSPORTATION  SERVICE AGREEMENT
                                    FT - 37

                                   SECTION I
                          GAS TRANSPORTATION SERVICES

1. Subject to the Service Regulations and provisions hereof and to Transporter's Special Conditions for Firm Transportation (FT), Gas Natural BAN S.A. (hereinafter referred to as the "Shipper") agrees to deliver, or to cause to be delivered to Transportadora de Gas del Sur S.A. (hereinafter referred to as the "Transporter"), Gas to be transported and Transporter agrees to receive, transport and return Gas to Shipper or to its designee on its behalf, on a Firm Transportation Service basis (FT) the contracted transportation capacities shown in Exhibit B in m(3)/day of 9300 Kcal/m(3) (the "Contracted Capacity").

2. The transportation service rendered hereunder will not be subject to reduction or interruption by the Transporter except as provided in Section 11 of the Special Conditions of the Transporter's Service Regulations approved by the National Gas Regulatory Entity and the future amendments thereto, which together with the Special Conditions for the FT Service are made part hereof as Exhibit A (hereinafter referred to as the "Regulations").

3. Shipper may elect to increase the Contracted Capacity on the following date and in the following maximum amount:

                    DATE OF OPTION                  MAXIMUM AMOUNT
                                            (IN M(3)/DAY OF 9300 KCAL/M(3))
---------------------------------------------------------------------------
Option No. 1          05/23/1996                       400,000
Option No. 2          07/01/1996                       200,000
Option No. 3          05/15/1997                       400,000

4. Option No. 1 to increase Contracted Capacity will be deemed exercised by Shipper against acceptance of this Offer of Firm Transportation Service by the transporter.

If Shipper elects to exercise Option No. 2 to increase Contracted Capacity, it will have to give notice thereof at least 30 days prior to the Date of Option No. 2. In the event Shipper fails to notify Transporter its intention to exercise such option, the same will be annulled.

If Shipper elects to exercise Option No. 3 to increase Contracted Capacity, Shipper will have to give notice thereof at least 180 days prior to the Date of Option No. 3. In the event Shipper fails to notify Transporter its intention to exercise such option, the same will be annulled.

5. Shipper will be entitled to elect to reduce Contracted Capacity up to an amount equal to or lesser than the following maximum amounts, which reduction will be effective as from the dates set forth herein:

                        DATE OF OPTION                  MAXIMUM AMOUNT
                                                 (IN M(3)/DAY OF 9300 KCAL/M(3))
--------------------------------------------------------------------------------
Option No. 4              08/31/1996                       200,000
Option No. 5              09/15/1996                       400,000
Option No. 6              09/15/1997                       400,000
Option No. 7              05/01/1998                     1,241,250
Option No. 8              05/01/2000                     1,241,250

6. Shipper will only be entitled to use Option No. 4 set forth in the above paragraph if it has previously used Option No. 2, in accordance with the provisions of paragraph 3 hereof, and notifies Transporter its intention to reduce Contracted Capacity at least seven (7) days prior to the date set forth in Option No. 4 of paragraph 5.

Similarly, Shipper will only be entitled to use Option No. 5 set forth in the above paragraph if it has previously used Option No. 1, in accordance with the provisions of paragraph 3 hereof, and notifies Transporter its intention to reduce Contracted Capacity at least seven (7) days prior to the date set forth in Option No. 5 of paragraph 5.

Similarly, Shipper will only be entitled to use Option No. 6 set forth in the above paragraph if it has previously used Option No. 3, in accordance with the provisions of paragraph 3 hereof, and notifies Transporter its intention to reduce Contracted Capacity at least seven (7) days prior to the date set forth in Option No. 6 of paragraph 5.

In the event Shipper decides to exercise any of the options to reduce Contracted Capacity identified as Option No. 7 or No. 8 in paragraph 5, Shipper will have to give notice thereof to Transporter at least 180 days prior to each date set forth in such paragraph, stating, in addition, the volume of the proposed reduction. In the event Shipper fails to duly notify Transporter its intention to exercise each of the options to reduce Contracted Capacity, Shipper will not be entitled to use such options subsequently.

7. Shipper will be entitled to elect to reduce as from November 1st, 1996 and during no less than sixty (60) days the Contracted Capacity up to a maximum amount of 800,000 m(3)/day at 9300 Kcal/m(3). Shipper will be entitled to use such Option only if it notifies Transporter its intention to reduce Contracted Capacity no less than fifteen (15) days prior to the scheduled date.

4. In case Shipper exercises the option to increase and/or reduce the Contracted Capacity, the capacity so increased or reduced will be the new Contracted Capacity.

                                   SECTION II
                                RECEIPT POINT(S)

Shipper will deliver or cause to be delivered the Gas at the Receipt Point(s) shown in Exhibit B attached hereto and made part hereof by this reference, at a pressure sufficient to allow the gas to enter the Transporter's pipeline system, taking into account the variable pressures prevailing on such system and at each Receipt Point. Such pressure of the gas delivered or caused to be delivered by Shipper shall not exceed the maximum operating pressure(s) set forth by the Transporter for each Receipt Point in Exhibit B. In the event the maximum operating pressure(s) of the Transporter's pipeline system at the Receipt Point(s) hereunder were increased or reduced, the maximum allowed pressure(s) of the gas delivered or caused to be delivered by Shipper to Transporter at the Receipt Point(s) shall be increased or reduced in the same proportion provided the Transporter gives Shipper at least one (1) year prior written notice.

In the event the transporter decides to vary pressure in any Receipt Point by more than 2%, the transporter will notify such variation to Shipper or such person as Shipper designates, at least eight (8) hours before such event.

                                  SECTION III
                               DELIVERY POINT(S)

1. The Delivery Amount shall be equal to the total Amount of Gas effectively delivered by Shipper to Transporter at the Receipt Point after deducting the Amount of Fuel and shrinkage retained by Transporter in accordance with the Regulations, in each invoiced period.


2. Transporter will daily return to Shipper, or to a third party on behalf of Shipper an amount of Gas equal to the Delivery Amount hereunder at the Delivery Point(s) and at the pressure(s) set forth in Exhibit C attached hereto and made part hereof by this reference.


                                   SECTION IV
                               TERM OF AGREEMENT

This Agreement shall be effective as from 6.00 a.m. on May 23rd, 1996 and it shall remain in full force up to 6.00 a.m. on May 1st, 2003; and thereafter it will be automatically renewed for successive one (1) year periods until Transporter or Shipper terminates it by providing at least 90 days prior written notice.

                                   SECTION V
                               PRICE AND BILLING

1. Shipper shall pay to Transporter at the Transporter's domicile, for the Firm Transportation Service rendered from the Receipt Points to the Delivery Points, a money amount that will be established in accordance with the Transporter's Rate for Firm Transportation, and the applicable provisions of the Regulations then in effect.

The service price shall be subject to the modifications of the Rate Sheets approved by the Entity as from their effective date.

2. In addition to the rate for the service rendered, the invoices issued by Transporter shall include the remaining charges that according to the General Conditions and the Special Conditions of the Regulations are to be borne by Shipper.

                                   SECTION VI
                         EARLY TERMINATION AND DEFAULTS

Default in the performance of the obligations on their maturity dates shall be automatic and no demand shall be required.

Any contractual default may cause the early termination of this Firm Transportation service at the non-defaulting party's option and the procedure set forth in the General Conditions and the Special Conditions of the Regulations for such purpose shall be followed.

                                  SECTION VII
                                   ASSIGNMENT

Unless otherwise provided by law, neither party hereof shall be entitled to assign in whole or in part this Agreement, without the prior and express written consent of the other party, which consent shall not be unreasonably denied.

                                  SECTION VIII
                                 MISCELLANEOUS

1. The interpretation and execution of this agreement shall be made in accordance with the laws of the Argentine Republic now or hereinafter in effect.

2. This agreement shall be binding for, and shall govern the parties hereto and their respective successors and assignees.

3. Notices to the other party shall be in writing and shall be deemed duly given when sent to the other party at the following domiciles:

(a) To Transporter at: Don Bosco 3672 - 7o piso - Capital Federal.

(b) To Shipper at: Isabel La Catolica 939 - 1o piso - Capital Federal.

Such domiciles may be modified from time to time, by sending the other party a due notice by registered mail.

4. Both parties acknowledge that if Shipper does not make an efficient use of the Contracted Capacity, the National Gas Regulatory Entity, in accordance with regulatory rules, shall allocate the portion not used or deficiently used, and in such event the capacity so reduced will become the Contracted Capacity.

5. Both parties hereto agree that on the effective date hereof this Agreement replaces and automatically terminates Agreement FT-25.

This Offer will be considered accepted if Transporter accepts our first service application (Section 23 of the Service Regulation) to be allocated to the Firm Transportation Service No. FT-37, or said Transporter files the Offer with the National Gas Regulatory Entity (ENARGAS), whichever occurs earlier.

We also acknowledge receipt of a copy of Resolution No. 3/93 of the ENARGAS sent to us in compliance with the provisions of Section 3 thereof.

Truly yours,

By Gas Natural BAN, S.A.
There are two illegible signatures.

                                   EXHIBIT B
                  FIRM TRANSPORTATION SERVICE AGREEMENT No. 37
                                    between
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                      and
                              GAS NATURAL BAN S.A.

1.   NEUQUEN ROUTE - GBA
MAXIMUM PRESSURE:
Neuba I Pipeline   = 60.0 Kg/cm(2) M
Neuba II Pipeline  = 68.5 Kg/cm(2) M
RECEIPT POINTS: Are all the Receipt Points within the Neuquen Receipt Zone. Shipper will indicate from time to time and according to the procedure set forth by Transporter to such effect and the Regulations, the points within the Neuquen Receipt Zone where the gas shall be made available by Shipper to Transporter. DAILY AMOUNT: An aggregate amount of gas of 6,375,000 m(3) of 9300 Kcal/m(3), (plus fuel and shrinkages) from the Receipt Zone.

2.   NEUQUEN ROUTE - BAHIA BLANCA
MAXIMUM PRESSURE:
Neuba I Pipeline   = 60.0 Kg/cm(2) M
Neuba II Pipeline  = 68.5 Kg/cm(2) M
RECEIPT POINTS: Are all the Receipt Points within the Neuquen Receipt Zone. Shipper will indicate from time to time and according to the procedure set forth by Transporter to such effect and the Regulations, the points within the Neuquen Receipt Zone where the gas shall be made available by Shipper to Transporter. DAILY AMOUNT: An aggregate amount of gas of 434,202 m(3) of 9300 Kcal/m(3), (plus fuel and shrinkages) from the Receipt Zone.

2.  BAHIA BLANCA ROUTE - GBA
MAXIMUM PRESSURE
Cerri Complex   = 60.0 Kg/cm(2) M
RECEIPT ZONE: Bahia Blanca
RECEIPT POINT: P.M. No 916 - Transfers BAN Zone.
DAILY AMOUNT: An aggregate amount of gas of 425,000 m(3) of 9300 Kcal/m(3), (plus fuel and shrinkages) from the Receipt Zone.

                                   EXHIBIT C
                  FIRM TRANSPORTATION SERVICE AGREEMENT No. 37
                                    between
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                      and
                              GAS NATURAL BAN S.A.

BAHIA BLANCA SUB-ZONE

MEASUREMENT POINT NO.       NAME OF THE POINT            MINIMUM PRESSURES
                                                             (KG/CM(2))
------------------------------------------------------------------------------
       P.M. No 916        Zone Transfers - BAN                 30.0
       P.M. No 308        Cerri Complex - RTP                  30.0

MAXIMUM AMOUNT OF DAILY DELIVERY: An amount of gas totaling 434,202 m(3) of 9300 Kcal/m(3).

GBA SUB-ZONE

MEASUREMENT POINT NO.         NAME OF THE POINT                MINIMUM PRESSURES
                                                                    (KG/CM(2))
--------------------------------------------------------------------------------
     P.M. No 184          Suipacha                                    27.0
     P.M. No 229          Marcos Paz                                  25.0
     P.M. No 230          SACAAN - Panificadora Ituzaingo             22.0
     P.M. No 231          Hospital SOMMER                             24.0
     P.M. No 251          Camara Moreno III                           21.0
     P.M. No 252          Camara Moreno II                            21.0
     P.M. No 236          Viejo Cedro                                 22.0
     P.M. No 237          Camara Del Viso II                          22.0
     P.M. No 260          Las Heras                                   25.0
     P.M. No 254          San Diego                                   21.0
     P.M. No 243          Universidad de Belgrano                     21.0
     P.M. No 240          General Rodriguez Plant                     22.0
     P.M. No 239          General Pacheco Plant                       20.0
     P.M. No 304          Tortuguitas                                 20.0
     P.M. No 323          Peak Shaving Plant                          22.0

MAXIMUM AMOUNT OF DAILY DELIVERY: An amount of gas totaling between all Delivery Points 6,800,000 m(3) of 9300 Kcal/m(3).

There follows Notarial Proceedings No. 004013260

There is an illegible signature and an illegible seal on all pages.